AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
SELECT RESERVESM
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL
DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED JUNE 6, 2003
TO
PROFILE, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001
AS SUPPLEMENTED

          Effective June 6, 2003, American General Life Insurance Company ("AGL") is amending the Profile, Prospectus and Statement of Additional Information for the sole purpose of changing the Series available under the Select Reserve Variable Annuity Contract (the "Contract"), due to the proposed closing and liquidation of two funds.

          The Board of Trustees (the "Trustees") of the Evergreen Variable Annuity Trust (the "Trust") have decided to close and liquidate the Evergreen Offit VA Emerging Markets Bond Fund - Class 1 and the Evergreen Offit VA U.S. Government Securities Fund - Class 1 (collectively, the "Portfolios"), effective July 11, 2003.

          To prepare for the liquidation of the Portfolios, the Trustees have informed AGL that the managers of the Portfolios are in the process of selling portfolio securities.  This will increase the portion of the Portfolios' assets held in cash and similar investments in order to meet expenses and redemption requests.  As a result, the Portfolios' normal exposure to stock and bond investments will be reduced or eliminated prior to the liquidation date.

          In anticipation of this closing and liquidation, as of June 26, 2003, you will no longer be permitted to direct purchase payments or transfers to the Portfolios.

          In connection with this anticipated closing and liquidation of the Portfolios, we would be required to pay to you all of your Account Value you have invested in the Portfolios.  The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Account Value.  This surrender would be reportable to the Internal Revenue Service and may be taxable to you.  Therefore, in order to avoid the potential of current taxation, we will allocate the liquidation proceeds that we receive from the Trust on July 11, 2003, to the VALIC Company I Money Market I Fund (the "Money Market Fund"), a Series available in your Contract.  You may at any time thereafter, pursuant to the transfer provisions contained in your Contract, transfer the liquidated Account Value out of the Money Market Fund to any other Series available in your Contract.  The transfer will use prices established after the close of the New York Stock Exchange on Monday, July 14, 2003.  Please note that we must receive instructions from you to transfer Account Value out of the Portfolios prior to 3:00 p.m. Central Standard Time ("CST") on Thursday, July 10, 2003 if you do not wish to have the liquidation proceeds allocated to the Money Market Fund.

          At any time before July 11, 2003, you may transfer your Account Value in the Portfolios to any of the other Series offered in your Contract. Please review your fund prospectuses for information about the other Series.  For additional fund prospectus copies, please contact our Annuity Administration Department at the number shown below.

          If you wish, you may complete the enclosed transfer form to give us instructions to transfer your Account Value, or you can call us at the number below.

          Neither our automatic transfer of the liquidated proceeds to the Money Market Fund, nor your transfer(s) of assets out of the Portfolios prior to the liquidation or out of the Money Market Fund after the liquidation, will count against the 12 free transfers that you are permitted to make in a Contract Year.

          You also have the option to exchange your Contract for a different variable annuity contract, or you may withdraw any or all of the Account Value in your Contract, subject to potential tax implications.

          For a period of time after the closing and liquidation, we may provide you with confirmations, statements and other reports that contain the names of these formerly available Portfolios.

          Should you have any questions, you may contact our Annuity Administration Department at 1-800-813-5065.